                               SCHEDULE 14A INFORMATION

                     Proxy Statement Pursuant to Section 14(a) of
                         the Securities Exchange Act of 1934
                                  (Amendment No.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X] Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-
    6(e)(2))

[ ] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                THE LEGENDS FUND, INC.
                   (Name of Registrant as Specified In Its Charter)

    -----------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1)   Title of each class of securities to which transaction applies:

         ---------------------------------------------------------------------

    2)   Aggregate number of securities to which transaction applies:

         ---------------------------------------------------------------------

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined.)

         ---------------------------------------------------------------------

    4)   Proposed maximum aggregate value of transaction:

         ---------------------------------------------------------------------

    5)   Total Fee Paid:

         ---------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1)   Amount Previously Paid:

         ---------------------------------------------------------------------

    2)   Form, Schedule or Registration Statement No.:

         ---------------------------------------------------------------------

    3)   Filing Party:

         ---------------------------------------------------------------------

    4)   Date Filed:

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

                                  PRELIMINARY COPIES

                                THE LEGENDS FUND, INC.
                            ZURICH KEMPER VALUE PORTFOLIO
                          (Formerly, Dreman Value Portfolio)
                                515 West Market Street
                              Louisville, Kentucky 40202
                         ------------------------------------

                      Notice of Special Meeting of Shareholders
                         ------------------------------------

To the Shareholders of Zurich Kemper Value Portfolio:

    A special meeting of shareholders of Zurich Kemper Value Portfolio (the "Portfolio"), a series of The Legends Fund, Inc. (the "Fund"), will be held at 515 West Market Street, Louisville, Kentucky 40202, on December 30, 1997, at 3:30 p.m., Eastern Time. The purpose of the Meeting is:

    (1)to approve or disapprove the proposed sub-advisory agreements between ARM Capital Advisors, Inc. and each of Zurich Kemper Value Advisors, Inc. (formerly, Dreman Value Advisors, Inc.) and Scudder Kemper Investments, Inc. relating to the Portfolio; and

    (2)to transact such other matters as may properly come before the meeting or any adjournment thereof.

    The Board of Directors of the Fund has fixed the close of business on December 1, 1997 as the record date for determining the number of shares outstanding and the contract holders entitled to give voting instructions with respect to the Portfolio.

                                  By Order of the Board of Directors,


                                  Kevin L. Howard
                                  Secretary

December 10, 1997

EACH CONTRACT HOLDER IS URGED TO EXERCISE THE RIGHT TO GIVE VOTING INSTRUCTIONS FOR THE SPECIAL MEETING OF SHAREHOLDERS OF THE PORTFOLIO BY FILLING IN, DATING AND SIGNING THE ENCLOSED VOTING INSTRUCTIONS CARD AND RETURNING IT IN THE RETURN ENVELOPE PROVIDED.

                                  PRELIMINARY COPIES

                                THE LEGENDS FUND, INC.
                            ZURICH KEMPER VALUE PORTFOLIO
                          (Formerly, Dreman Value Portfolio)
                                515 West Market Street
                              Louisville, Kentucky 40202
                         ------------------------------------

                                   PROXY STATEMENT
                           Special Meeting of Shareholders
                            December 30, 1997 at 3:30 p.m.
                         ------------------------------------

    THE BOARD OF DIRECTORS OF THE LEGENDS FUND, INC. (THE "FUND") SOLICITS YOUR PROXY FOR USE AT A SPECIAL MEETING OF SHAREHOLDERS OF ZURICH KEMPER VALUE PORTFOLIO (THE "PORTFOLIO") (THE "MEETING"). The Meeting is scheduled to be held at 515 West Market Street, Louisville, Kentucky 40202, on December 30, 1997 at 3:30 p.m. As described in more detail below, the Meeting is being called for the following purposes:

1. to approve or disapprove the proposed sub-advisory agreements between ARM Capital Advisors, Inc. (the "Manager") and each of Zurich Kemper Value Advisors, Inc. (formerly, Dreman Value Advisors, Inc.) ("ZKVA") and Scudder Kemper Investments, Inc. ("SKI") relating to the Portfolio; and

2. to transact such other matters as may properly come before the meeting or any adjournment thereof.


    The Fund was incorporated in Maryland on July 22, 1992, under the name "Integrity Series Fund, Inc." and is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). It is a series-type investment company currently consisting of four investment portfolios. Shares of the portfolios are offered to separate accounts ("Separate Accounts") of Integrity Life Insurance Company ("Integrity") and National Integrity Life Insurance Company ("National Integrity"), a wholly-owned subsidiary of Integrity, for the investment of contributions under certain variable annuity contracts ("contracts") issued by Integrity and National Integrity.

    This Proxy Statement is being furnished on or about December 10, 1997 on behalf of the Board of Directors of the Fund to the shareholders of the Portfolio for their use in obtaining voting instructions from the contract holders on the proposals to be considered at the Meeting. The Board of Directors has fixed the close of business on December 1, 1997 as the record date (the "Record Date") for determining the number of shares outstanding and the contract holders entitled to give voting instructions to Integrity and National Integrity.

    At the Record Date, the total number of shares of the Portfolio outstanding were as follows:

    --------------------------------------------------------------------------------------------
                                       Approximate                             Approximate
                                       Percentage          Shares Held         Percentage Held
    Total          Shares Held         Held by             by Separate         by Separate
    Number of      by Separate         Separate            Account II of       Account II of
    Shares         Account II of       Account II of       National            National
    Outstanding    Integrity           Integrity           Integrity           Integrity
    --------------------------------------------------------------------------------------------
    _______        _______             ______%             _______             _______%
    --------------------------------------------------------------------------------------------

    As of the Record Date, no person or "group" (as such term is defined in the Securities Exchange Act of 1934, as amended, and the rules thereunder) was known to the Fund to have allocated contributions under variable annuity contracts such that, upon the pass-through of voting rights by Integrity and National Integrity, such person or group would have the right to give voting instructions with respect to more than 5% of the outstanding shares of the Portfolio. The Directors and officers of the Fund, both individually and as a group, own less than 1% of the Portfolio's outstanding shares.

    The Fund expects that the solicitation of voting instructions from contract holders will be made by mail, and solicitation also may be made by telephone communications from employees of the Manager, the Fund's investment manager, or its affiliates, who will not receive compensation for such services. All costs of the meeting and soliciting proxies will be borne by ZKVA.

    Integrity and National Integrity, the holders of record of shares of the Portfolio, are required to "pass through" to their contract holders the right to vote shares of the Portfolio. The Fund expects that Integrity and National Integrity will solicit voting instructions from their contract holders and that Integrity and National Integrity will vote 100% of the shares of the Portfolio held by their respective Separate Accounts. Integrity and National Integrity will vote shares of the Portfolio for which no instructions have been received in the same proportion as they vote shares for which they have received instructions. Abstentions will have the effect of a negative vote on the proposal. Unmarked voting instructions from contract holders will be voted in favor of the proposal. Integrity and National Integrity, as record shareholders of the Portfolio, may adjourn the meeting of shareholders for a period or periods of not more than 60 days in the aggregate if necessary to obtain additional voting instructions from contract holders. The cost of preparing and distributing to contract holders additional proxy materials if required in connection with any adjournment will be borne by ZKVA.

    Proxies executed by shareholders may be revoked by a written instrument received by the Secretary of the Fund at any time before they are exercised, by the delivery of a later-dated proxy or by attendance at the meeting and voting in person. Pursuant to the Fund's Articles of Incorporation, the presence in person or by proxy of the holders of record of one-third of the shares issued and outstanding and entitled to vote at a meeting shall constitute a quorum for the transaction of business at such meeting.

    All information in the Proxy Statement about ZKVA has been provided by ZKVA; all information in the Proxy Statement about SKI has been provided by Zurich Kemper Investments, Inc. ("ZKI") and Scudder, Stevens & Clark, Inc. ("Scudder"); and all information in the Proxy Statement about the Manager and ARM Financial Group, Inc. ("ARM") has been provided by the Manager and ARM.

EACH CONTRACT HOLDER IS URGED TO EXERCISE THE RIGHT TO GIVE VOTING INSTRUCTIONS FOR THE SPECIAL MEETING OF SHAREHOLDERS OF THE PORTFOLIO BY FILLING IN, DATING AND SIGNING THE VOTING INSTRUCTIONS CARD FOR THE PORTFOLIO AND RETURNING THE CARD IN THE RETURN ENVELOPE PROVIDED.


                                    PROPOSAL NO. 1
                    APPROVAL OF THE NEW SUB-ADVISORY AGREEMENT(S)

                            ZURICH KEMPER VALUE PORTFOLIO

    On June 26, 1997, Zurich Insurance Company ("Zurich"), ZKI Holding Corp. ("ZKIH"), ZKI, Scudder and the representatives of the beneficial owners of the capital stock of Scudder entered into a transaction agreement pursuant to which Zurich will become the majority stockholder in Scudder with an approximately 70% interest and ZKI will be combined with Scudder (the "Scudder Transaction"). Zurich is the ultimate parent company of ZKVA. Upon completion of the Scudder Transaction, Scudder will change its name to Scudder Kemper Investments, Inc. ("SKI") and ZKI and ZKVA (the present sub-adviser to the Portfolio) will be integrated into SKI. Scudder, a New York-based investment adviser and the adviser for the Scudder and AARP Funds, has approximately $125 billion under management. It is anticipated that the Scudder Transaction will be consummated in December, 1997.

    Consummation of the Scudder Transaction will constitute an "assignment," as that term is defined in the 1940 Act, of the existing sub-advisory agreement between the Manager and ZKVA (the "Current ZKVA Sub-Advisory Agreement") because of the change of "control" (within the meaning of the 1940 Act) of ZKVA. As required by the 1940 Act, the Current ZKVA Sub-Advisory Agreement provides for its automatic termination in the event of its assignment. In anticipation of the Scudder Transaction, therefore, it is proposed that a new sub-advisory agreement between the Manager and SKI (the "New SKI Sub-Advisory Agreement"), which will take effect following consummation of the Scudder Transaction, be approved by shareholders of the Portfolio. Depending on the timing of the combination of the Scudder, ZKI and ZKVA organizations into SKI, however, ZKVA may continue to serve as sub-adviser to the Portfolio following consummation of the Scudder Transaction for an interim period. Accordingly, shareholder approval is also being sought for a new sub-advisory agreement with ZKVA following the termination of the Current ZKVA Sub-Advisory

Agreement (the "New ZKVA Sub-Advisory Agreement," and together with the New SKI Sub-Advisory Agreement, the "New Sub-Advisory Agreement"). A copy of the form of the New ZVKA and SKI Sub-Advisory Agreements is attached hereto. ZVKA, following consummation of the Scudder Transaction, and SKI are hereinafter sometimes collectively referred to as the "New Sub-Adviser". If the New Sub-Advisory Agreement is approved by shareholders of the Portfolio, it is anticipated that the Board of Directors of the Fund will change the name of the Portfolio to "Scudder Kemper Value Portfolio."

    The Current ZKVA Sub-Advisory Agreement is dated November 7, 1995, and was last approved by shareholders on October 30, 1997, in connection with a reduction of the sub-advisory fee payable thereunder by the Manager to ZKVA.

    Pursuant to the investment management agreement between the Fund and the Manager, the Portfolio compensates the Manager at the rate of .65% of the average daily net assets of the Portfolio. The rate of compensation payable by the Manager to ZKVA pursuant to the Current ZKVA Sub-Advisory Agreement (expressed as an annual percentage of the average daily net assets of the Portfolio) is .40%. The rate of compensation payable by the Manager to the New Sub-Adviser under the New Sub-Advisory Agreement will be at the same rate of compensation as under the Current ZKVA Sub-Advisory Agreement. The terms of the Current ZKVA and New Sub-Advisory Agreements, which are substantially identical, are summarized below.

    Prior to October 30, 1997, the rate of compensation payable by the Manager to ZKVA and its predecessor was .50% of the Portfolio's average daily net assets. For the fiscal year ended June 30, 1997, the sub-advisory fee paid (at the rate of .50% of the Portfolio's average daily net assets) by the Manager to ZKVA was $126,377. If the current fee structure under the Current ZKVA Sub-Advisory Agreement and the New Sub-Advisory Agreement (at the rate of
 .40% of the Portfolio's average daily net assets) had been in effect, the sub-advisory fee paid by the Manager to ZKVA would have been approximately $101,102.

OTHER MATERIAL TERMS OF THE CURRENT ZKVA SUB-ADVISORY AGREEMENT AND NEW SUB-ADVISORY AGREEMENT

    The terms of the New Sub-Advisory Agreement are the same in all material respects as the terms of the Current ZKVA Sub-Advisory Agreement, differing only in the sub-adviser named therein and the effective and termination dates. The following is a summary of the material terms of the New Sub-Advisory Agreement and Current ZKVA Sub-Advisory Agreement:

    ADVISORY SERVICES. The sub-adviser will provide a continuous investment program for the Portfolio, including investment research with respect to all securities and investments and cash equivalents in the Portfolio.

    PAYMENT OF SUB-ADVISORY EXPENSES. The sub-adviser agrees to assume and pay all of the costs and expenses of performing its obligations thereunder.

    LIMITATION OF LIABILITY. The sub-adviser and any of its affiliated persons will not be liable for, or subject to any damages, expenses, or losses in connection with, any act or omission connected with or arising out of any services rendered thereunder, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of the sub-adviser's duties, or by reason of reckless disregard of the sub-adviser's obligations and duties thereunder.

    TERM. The agreement will continue from year to year, provided that its continuation is annually approved (an "annual approval") by a majority of the Directors of the Fund, including a majority of the Directors who are not parties to, or interested persons of any parties to, the agreement, cast in person at a meeting called for the purpose of voting on such approval.

    TERMINATION; ASSIGNMENT. The agreement may be terminated at any time without penalty upon 60 days' written notice by the sub-adviser, the Manager, the Directors of the Fund, or by the affirmative vote of the holders of a "majority of the outstanding voting securities" of the Portfolio (as defined in the 1940 Act). The agreement also provides that it will automatically terminate in the event of its assignment (as defined in the 1940 Act) or termination of the management agreement between the Fund and the Manager.

CONSIDERATIONS OF THE BOARD OF DIRECTORS

    The Board of Directors, including the Directors who are not "interested persons" of the Fund (as defined in the 1940 Act) (the "Independent Directors"), determined that the terms of the New Sub-Advisory Agreement are fair and reasonable and that the approval of the New Sub-Advisory Agreement on behalf of the Portfolio is in the best interests of the Portfolio and its shareholders.

    In determining to approve the New Sub-Advisory Agreement, the Directors evaluated all factors they deemed relevant with respect to the Portfolio. These factors included the nature and extent of the services to be rendered by the New Sub-Adviser, the fact that the sub-advisory fee rate payable by the Manager to the New Sub-Adviser would not differ from the fee rate currently payable to ZKVA, and that the New Sub-Adviser would continue to provide the same services to the Portfolio under the New Sub-Advisory Agreement as ZKVA currently provides under the Current ZKVA Sub-Advisory Agreement.

    At a meeting of the Board on August 15, 1997, ZKVA provided information to the Board to the effect that ZKVA would remain an independent and autonomous entity within the SKI organization following the Scudder Transaction. ZKVA also noted that it would retain its investment philosophy and process, and provided assurances as to continuity of key personnel.

The Board also received information relating to the financial condition and resources of ZKVA following the Scudder Transaction. ZKVA stated that it would continue to provide the same nature and quality of services as currently provided, and assured the Board that there would be no diminution in the nature or quality of services to be rendered by ZKVA following consummation of the Scudder Transaction. In addition, the Board considered comparative information respecting fees and expenses incurred by other mutual funds with investment objectives similar to those of the Portfolio.

    At a subsequent meeting of the Board on November 14, 1997, ZKVA reaffirmed the information previously provided to the Board, with one modification. It was represented to the Board that ZKVA would be integrated into SKI following the Scudder Transaction, rather than continue as a separate legal entity. ZKVA stated that it would operate autonomously as a separate division of SKI.
ZKVA noted that it was anticipated that key management personnel responsible for the management of the Portfolio would remain with the New Sub-Adviser and would continue to be responsible for the management of the Portfolio.

    AT ITS MEETING ON NOVEMBER 14, 1997, THE BOARD OF DIRECTORS, INCLUDING THE DIRECTORS WHO ARE NOT INTERESTED PERSONS OF THE FUND (THE "INDEPENDENT DIRECTORS"), AFTER TAKING INTO ACCOUNT THE CONSIDERATIONS DESCRIBED ABOVE, UNANIMOUSLY APPROVED THE NEW SUB-ADVISORY AGREEMENT AND RECOMMENDED THAT SHAREHOLDERS VOTE FOR APPROVAL OF THE NEW SUB-ADVISORY AGREEMENT.

INFORMATION ABOUT SKI

    SCUDDER KEMPER INVESTMENTS, INC. will be located at 345 Park Avenue, New York, New York. Following the Scudder Transaction, Zurich, located at Mythenquai 2, 8002 Zurich, Switzerland, will become the majority stockholder in SKI with an approximately 70% interest.

    It is anticipated that SKI will also serve as investment adviser to other investment companies having similar investment objectives to the Portfolio as follows:

                                  NET ASSETS OF OTHER
                                       FUND(1)
    OTHER FUND                       (IN MILLIONS)        ANNUAL FEE RATE
--------------------------------------------------------------------------------
                                                          .75% to $250M
Kemper Contrarian Fund (2)                $78             .72% next $750M
-----------------------------------------------------------.70% next $1.5B
Kemper-Dreman High Return                                 .68% next $2.5B
Equity Fund (2)                           $738            .65% next $2.5B
-----------------------------------------------------------.64% next $2.5B
                                                          .63% next $2.5B
Kemper Small Cap Value Fund (2)           $273            .62% thereafter
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Scudder Large Company Value Fund          $1651           .75% to $500M
(formerly Scudder Capital Growth                          .65% next $500M
Fund)                                                     .60% next $500M
                                                          .55% thereafter

--------------------------------------------------------------------------------
Scudder Value Fund                          $89           .70% of net assets
--------------------------------------------------------------------------------
Scudder Small Company Value Fund            $41           .75% of net assets(3)
--------------------------------------------------------------------------------

    (1)  Net assets as of the most recent fiscal year end.
    (2)  A portfolio of Kemper Value Fund, Inc.
    (3)  Subject to waivers and/or expense limitations.

    After consummation of the Scudder Transaction, it is anticipated that the principal executive officer and directors of SKI will be as follows:


Name                              Address                            Principal Occupation
----                              -------                            --------------------
Lynn Birdsong, Director           345 Park Avenue                    Senior Executive Officer --
                                  New York, New York  10154          International Operations, SKI

Lawrence Cheng, Director          Mythenquai 2                       Member of Corporate
                                  8002 Zurich, Switzerland           Executive Board and Chief
                                                                     Investment Officer for
                                                                     Investments and International
                                                                     Asset Management, Zurich

Steven Gluckstern, Director       Mythenquai 2                       Member of Corporate
                                  8002 Zurich, Switzerland           Executive Board and
                                                                     responsible for Reinsurance,
                                                                     Structured Finance, Capital
                                                                     Market Products and Strategic
                                                                     Investments, Zurich

Rolf Hueppi, Director             Mythenquai 2                       Chairman and Chief
                                  8002 Zurich, Switzerland           Executive Officer, Zurich;
                                                                     Chairman of Board of
                                                                     Directors, SKI

Markus Rohrbasser, Director       Mythenquai 2                       Chief Financial Officer and
                                  8002 Zurich, Switzerland           Member of Corporate Executive
                                                                     Board, Zurich



Cornelia Small, Director          345 Park Avenue                    Senior Executive Officer --
                                  New York, New York  10154          Investment Management, SKI

Edmond Villani, Chief Executive   345 Park Avenue                    Chief Executive Officer,
Officer and Director              New York, New York  10154          SKI

INFORMATION ABOUT ZKVA

    ZURICH KEMPER VALUE ADVISORS, INC. is located at 280 Park Avenue, 40th Floor, New York, New York 10017. As of June 30, 1997, ZKVA managed over $6 billion. Clients include public funds, corporate benefit funds, college endowments and foundations, Taft-Hartley funds, and other institutional accounts.

    ZKVA, a Delaware corporation, an indirect wholly owned subsidiary of Zurich, was formed in August, 1995 in order to purchase substantially all of the assets of Dreman Value Management, L.P., ZKVA's predecessor organization. Founded in 1872, Zurich is a multinational, public corporation organized under the laws of Switzerland. Zurich's primary business is as an insurer. Together with its predecessor organizations, ZKVA has been in the investment management business since 1977.

    Prior to September 1997, ZKVA was known as Dreman Value Advisors, Inc. In connection with the name change of the Sub-Adviser to Zurich Kemper Value Advisers, Inc., the Board of Directors of the Fund changed the name of Dreman Value Portfolio to Zurich Kemper Value Portfolio, effective September 2, 1997.

    The principal executive officer and directors of ZKVA are as follows:


Name                              Address                            Principal Occupation
----                              -------                            --------------------
John E. Neal                      222 S. Riverside Plaza             President, Kemper Funds Group,
                                  Chicago, IL                        a unit of Zurich Kemper
                                                                     Investments, Inc.; Director,
                                                                     ZKI, ZKVA and Zurich Kemper
                                                                     Distributors, Inc.

George Keith                      280 Park Avenue, 40th Floor        President, Chief Executive
                                  New York, NY                       Officer and Director, ZKVA.



Stephen B. Timbers                222 S. Riverside Plaza,            President, Chief Executive Officer,
                                  Chicago, IL                        Chief Investment Officer and
                                                                     Director, ZKI; Director, ZKDI,
                                                                     ZKVA and LTV Corporation.

    ZKVA also serves as investment adviser to other investment companies having similar investment objectives to the Portfolio as follows:


                                  Net Assets of Other
         Other Fund                    Fund(1)
                                     (in millions)              Annual Fee Rate
--------------------------------------------------------------------------------
                                                                .75% to $250M
Kemper Contrarian Fund (2)               $78                    .72% next $750M
-----------------------------------------------------------------.70% next $1.5B
Kemper-Dreman High Return Equity                                .68% next $2.5B
Fund (2)                                 $738                   .65% next $2.5B
-----------------------------------------------------------------.64% next $2.5B
                                                                .63% next $2.5B
Kemper Small Cap Value Fund (2)          $273                   .62% thereafter
--------------------------------------------------------------------------------

    1  Net assets as of the most recent fiscal year end.
    2  A portfolio of Kemper Value Fund, Inc.

AFFILIATED BROKERS

    The Manager and ZKVA are each affiliated with registered broker-dealers, including Morgan Stanley & Co. Incorporated ("Morgan Stanley")(in the case of the Manager). SKI will also be affiliated with one or more registered broker-dealers. From time to time, a portion of the Portfolio's brokerage transactions may be conducted with such broker-dealers, subject to policies established by the Fund's Board to ensure that all brokerage commissions paid to such broker-dealers by the Portfolio with which they are affiliated are fair and reasonable. For the fiscal year ended June 30, 1997, the Fund paid $2,060 in brokerage commissions with respect to the Portfolio to Morgan Stanley, an affiliated person of the Portfolio. For the fiscal year ended June 30, 1997, the brokerage commissions paid to Morgan Stanley as a percentage of the aggregate brokerage commissions paid by the Portfolio was 3%, and the percentage of the aggregate dollar amount of portfolio transactions involving the payment of such commissions engaged in by the Portfolio was 4%.

VOTE REQUIRED FOR PROPOSAL NO. 1

    Approval of Proposal No. 1 requires the affirmative vote of a majority of the outstanding voting securities of the Portfolio. "Majority" for this purpose under the 1940 Act means the lesser of (1) more than 50% of the outstanding shares of the Portfolio or (2) 67% or more of the shares of the Portfolio represented at the meeting if more than 50% of such shares are represented.

    IF PROPOSAL NO. 1 IS NOT APPROVED, THE CURRENT ZKVA SUB-ADVISORY AGREEMENT WILL TERMINATE AUTOMATICALLY UPON CONSUMMATION OF THE SCUDDER TRANSACTION. IN SUCH AN EVENT THE MANAGER AND THE BOARD OF DIRECTORS WOULD CONSIDER AVAILABLE ALTERNATIVES.

BOARD RECOMMENDATION

    At its meeting on November 14, 1997, the Board of Directors, including the Independent Directors, unanimously recommended that shareholders vote FOR Proposal No. 1.

    THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR PROPOSAL NO. 1.

                                 GENERAL INFORMATION

MANAGER

    ARM Capital Advisors, Inc., 515 West Market Street, 8th Floor, Louisville, Kentucky 40202, acts as the Fund's investment manager.

DISTRIBUTOR

    Pursuant to a distribution agreement dated August 30, 1995, ARM Securities Corporation ("ARM Securities") acts without remuneration as the Fund's agent for distribution of the Portfolio's shares. ARM Securities is a wholly-owned subsidiary of ARM. Shares of the Fund and the Portfolios are sold only to separate accounts of Integrity and National Integrity. ARM Securities' address is 100 North Minnesota Street, P.O. Box 69, New Ulm, Minnesota 56073-0069.

TRANSFER AGENT, DIVIDEND AGENT AND RECORDKEEPING AGENT

    Investors Fiduciary Trust Company, 801 Pennsylvania Street, Kansas City, Missouri 64105, acts as the Fund's transfer agent, dividend disbursing agent and recordkeeping agent.

OTHER MATTERS

    The Board of Directors of the Fund does not know of any other business to be brought before the meeting. If any other matters properly come before the meeting, proxies will vote on such matters in their discretion.

REPORTS TO SHAREHOLDERS AND FINANCIAL STATEMENTS

    The Fund will furnish, without charge, a copy of the most recent Annual Report to contract owners. Copies of the Annual Report may be obtained from the Fund, without charge, by contacting the Fund in writing at the address on the cover of this Proxy Statement, or by calling 1-800-325-8583.

SHAREHOLDER PROPOSALS

    The Fund is not required to hold annual meetings of shareholders and currently does not intend to hold such meetings unless shareholder action is required in accordance with the 1940 Act or the Fund's Articles of Incorporation. A shareholder proposal to be considered for inclusion in the proxy statement at any meeting of shareholders hereafter called must be submitted a reasonable time before the proxy statement relating thereto is mailed. Whether a proposal submitted will be included in the proxy statement will be determined in accordance with applicable federal and state laws.

                                       Respectfully Submitted,


                                       Kevin L. Howard
                                       Secretary


Dated: December 10, 1997

CONTRACT HOLDERS ARE REQUESTED TO FILL IN, DATE AND SIGN THE VOTING INSTRUCTIONS CARD AND RETURN IT PROMPTLY IN THE ENCLOSED PREPAID ENVELOPE.

                                       FORM OF
                                SUB-ADVISORY AGREEMENT


    AGREEMENT, made this __th day of _____________, 1997, between ARM Capital Advisors, Inc., a Delaware corporation, and __________________ (SUB-ADVISER), a _________ corporation.

    WHEREAS, Manager, an indirect wholly-owned subsidiary of ARM Financial Group, Inc., is an investment adviser registered under the Investment Advisers Act of 1940, as amended (the Advisers Act);

    WHEREAS, the Sub-Adviser is an investment adviser registered under the Advisers Act;

    WHEREAS, pursuant to a Management Agreement dated November 26, 1993 (the MANAGEMENT AGREEMENT), Manager acts as Investment Manager to The Legends Fund, Inc. (the FUND), an open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 ACT);

    WHEREAS, the Fund is authorized to issue multiple series of shares, each such series representing a separate portfolio of securities and investments; and

    WHEREAS, Manager desires to retain the Sub-Adviser to furnish investment advisory services to the _____________ Value Portfolio of the Fund (the PORTFOLIO), and the Sub-Adviser is willing to accept such appointment on the terms and conditions set forth herein.

    NOW, THEREFORE, based on the premises and the consideration set forth herein, Manager and the Sub-Adviser agree as follows:

                       SECTION 1. INVESTMENT ADVISORY SERVICES.

    Subject to the supervision of the Fund's Board of Directors and Manager, the Sub-Adviser will provide a continuous investment program for the Portfolio and determine the composition of the assets of the Portfolio, including determination of the purchase, retention or sale of the securities, cash, and other investments contained in the Portfolio's holdings. The Sub-Adviser will provide investment research and conduct a continuous program of evaluation, investment, sales, and reinvestment of the Portfolio's assets by determining the securities and other investments that shall be purchased, entered into, sold, closed, or exchanged for the Portfolio, when these transactions should be executed, and what portion of the assets of the Portfolio should be held in the various securities and other investments in which it may invest, and the Sub-Adviser is hereby authorized to execute and perform such services on behalf of the Portfolio. To the extent, if any, permitted by the investment policies of the Portfolio, the Sub-Adviser shall make determinations as to and execute and perform futures contracts and options on behalf of the Portfolio. The Sub-Adviser will provide the services under this Agreement in accordance with the Portfolio's investment objective or objectives, policies, and restrictions as stated in the Fund's Registration Statement filed with the Securities and Exchange Commission (SEC). Manager agrees to supply the Sub-Adviser with a copy of the Registration Statement and each amendment thereto (the Registration Statement as amended from time to time hereinafter referred to as the REGISTRATION STATEMENT) and any other documents that set forth investment policies, procedures or restrictions governing the Portfolio and to notify the

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Sub-Adviser in writing of any changes in the investment objectives, policies, procedures and restrictions governing the Portfolio.

The Sub-Adviser further agrees as follows:

    (a) The Sub-Adviser will manage the Portfolio (i) so that it will qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the CODE), and (ii) so as to ensure compliance by the Portfolio with the diversification requirements of Section 817(h) of the Code and regulations issued thereunder. In managing the Portfolio in accordance with these requirements, the Sub-Adviser shall be entitled to receive and act upon advice of counsel to the Fund, counsel to Manager or counsel to the Sub-Adviser, provided the Sub-Adviser's counsel is acceptable to Manager.

    (b) In undertaking its duties under this Agreement, the Sub-Adviser will comply with the 1940 Act and all rules and regulations thereunder, all other applicable federal and state laws and regulations, with any applicable procedures adopted by the Fund's Board of Directors of which it has notice and the provisions of the Registration Statement.

    (c) On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Portfolio as well as of the Sub-Adviser's or the Sub-Adviser's affiliates' other investment advisory clients, the Sub-Adviser may, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be so sold or purchased with those of its other clients where such aggregation is not inconsistent with the policies set forth in the Registration Statement. In such event, the Sub-Adviser will allocate the securities so purchased or sold, as well as the expenses incurred in the transaction, in a manner that is fair and equitable in the Sub-Adviser's judgment in the exercise of the Sub-Adviser's fiduciary obligations to the Fund and to such other clients.

    (d) In connection with the purchase and sale of securities for the Portfolio, the Sub-Adviser, together with Manager, will arrange for the transmission to the custodian, transfer agent, dividend disbursing agent and recordkeeping agent for the Fund (such custodian and agent or agents hereinafter referred to as the AGENT), on a daily basis, such confirmation, trade tickets (which shall state industry classifications unless the Sub-Adviser has previously furnished a list of classifications for portfolio securities), and other documents and information, including (but not limited to) CUSIP or other numbers that identify securities to be purchased or sold on behalf of the Portfolio and, with respect to mortgage derivative and asset-backed securities purchased by the Sub-Adviser for the Portfolio, 1066Q reports and supplemental information as required to be available pursuant to IRS Publication 938, as may be reasonably necessary to enable the Agent to perform its administrative and recordkeeping responsibilities with respect to the Portfolio. With respect to portfolio securities to be purchased or sold through the Depositary Trust Company, the Sub-Adviser will arrange for the automatic transmission of the confirmation of such trades to the Fund's Agent, and if requested, Manager.

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    (e)     The Sub-Adviser will monitor on a daily basis, by review of daily pricing reports provided by the Agent to the Sub-Adviser, the determination by the Agent for the Fund of the valuation of portfolio securities and other investments of the Portfolio. The Sub-Adviser shall not be obligated to independently verify the Agent's pricing determinations, and the Agent's responsibility for accurate pricing determinations of the value of the Portfolio's securities shall not be reduced by the Sub-Adviser's duty to monitor such determinations. The Sub-Adviser will assist the Agent in determining or confirming, consistent with the procedures and policies stated in the Registration Statement, the value of any portfolio securities or other assets of the Portfolio for which the Agent seeks assistance from or identifies for review by the Sub-Adviser.

    (f) The Sub-Adviser will make available to the Fund and Manager, promptly upon request, all of the Portfolio's investment records and ledgers maintained by the Sub-Adviser as are necessary to assist the Fund and Manager to comply with requirements of the 1940 Act and the Advisers Act, as well as other applicable laws. The Sub-Adviser will furnish to regulatory authorities having the requisite authority any information or reports in connection with its services which may be requested in order to ascertain whether the operations of the Fund are being conducted in a manner consistent with applicable laws and regulations.

    (g) The Sub-Adviser will provide reports, which may be prepared by the Agent, to the Fund's Board of Directors for consideration at meetings of the Board on the investment program for the Portfolio and the issuers and securities represented in the Portfolio's securities holdings, including a schedule of the investments and other assets held in the Portfolio and a statement of all purchases and sales for the Portfolio since the last such statement, and will furnish the Funds' Board of Directors with periodic and special reports with respect to the Portfolio as the Directors and Manager may reasonably request, including statistical information with respect to the Portfolio's securities. In addition, the Sub-Adviser will make available at each meeting of the Board of Directors, either in person or by telephone conference call as instructed by Manager on behalf of the Board of Directors of the Fund, an appropriate person to discuss the investment performance of the Portfolio.

    (h) The Sub-Adviser will provide information and reports to Manager as Manager shall reasonably request to enable it to review the performance of the Sub-Adviser under this Agreement.

                         SECTION 2.  BROKER-DEALER SELECTION.

    The Sub-Adviser is responsible for decisions to buy and sell securities and other investments for the Portfolio, broker-dealer and futures commission merchant selection, and negotiation of brokerage commission and futures commission merchants' rates. As a general matter, in executing portfolio transactions the Sub-Adviser may employ or deal with such broker-dealers or futures commission merchants as may, in the Sub-Adviser's best judgment, provide prompt and reliable execution of the transactions at favorable prices and reasonable commission rates. In selecting such broker-dealers or futures commission merchants, the Sub-Adviser shall consider all relevant factors, including price (including the applicable brokerage commission, dealer spread or futures commission merchant rate), the size of the order, the nature of the market for the security or other investment, the timing of the transaction, the reputation, experience and financial stability of the broker-dealer or futures commission merchant involved, the quality of the service, the difficulty of execution, and the execution capabilities and operational facilities of the firm involved, and, in the case of securities, the firm's risk in positioning a block of securities. Subject to such policies as the Board of Directors may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended (the 1934 ACT), the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of the Sub-Adviser's having caused the Portfolio to pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member of an exchange, broker or dealer, viewed in terms of either that particular transaction or the Sub-Adviser's overall responsibilities with respect to the Portfolio and to the Sub-Adviser's other clients as to which the Sub-Adviser exercises investment discretion. In accordance with Section 11(a) of the 1934 Act and Rule 11a2-2(T) thereunder, and subject to any other applicable laws and regulations including
Section 17(e) of the 1940 Act and Rule 17e-1 thereunder, the Sub-Adviser may engage its affiliates, Manager and its affiliates or any other sub-adviser to the Fund and its respective affiliates as broker-dealers or futures commission merchants to effect portfolio transactions in securities and other investments for the Portfolio.

                          SECTION 3.  RECORDS, REPORTS, ETC.

    In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records which the Sub-Adviser maintains for the Portfolio are the property of the Fund and further agrees to surrender promptly to the Fund any of such records upon the Fund's or Manager's request or upon termination of this Agreement, although the Sub-Adviser may, at the Sub-Adviser's own expense, make and retain a copy of such records. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act and to preserve the records required by the Rule 204-2 under the Advisers Act for the period specified in the Rule.

                           SECTION 4.  PAYMENT OF EXPENSES.

    The Sub-Adviser shall assume and pay all of the costs and expenses of performing its obligations under this Agreement.

                        SECTION 5.  COMPENSATION FOR SERVICES.

    Manager will pay to the Sub-Adviser a monthly sub-advisory fee (adjusted pro rata for any shorter applicable period) at an annual rate of .40% of the average daily net assets of the Portfolio from the management fee actually received by Manager from the Fund; provided, however, that the sub-advisory fee shall be reduced proportionately if the management fee actually paid to Manager by the Portfolio shall have been reduced as a result of applicable state expense limitations or fee waivers agreed to in writing by the Sub-Adviser. The sub-advisory fee shall be computed, accrue and be payable in the same manner as the management fee which is payable by the Fund to Manager pursuant to the Management Agreement and as specified in the Fund's Registration Statement.

                         SECTION 6.  LIABILITY FOR SERVICES.

    Except as may otherwise be required by the 1940 Act or the rules thereunder or other applicable law, and except as set forth in the next paragraph, the Fund and Manager agree that the Sub-Adviser, any of its affiliated persons, and each person, if any, who, within the meaning of Section 15 of the Securities Act of 1933, as amended, controls the Sub-Adviser, shall not be liable for, or subject to any damages, expenses, or losses in connection with, any act or omission connected with or arising out of any services rendered under this Agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of the Sub-Adviser's duties, or by reason of reckless disregard of the Sub-Adviser's obligations and duties under this Agreement.

                     SECTION 7.  INDEMNIFICATION BY SUB-ADVISER.

    The Sub-Adviser agrees to indemnify and hold harmless Manager against any losses, expenses, claims, damages or liabilities (or actions or proceedings in respect thereof), to which Manager may become subject arising out of or based on the breach or alleged breach by the Sub-Adviser of any provisions of this Agreement; provided, however, that the Sub-Adviser shall not be liable under this paragraph in respect of any loss, expense, claim, damage or liability to the extent that a court having jurisdiction shall have determined by a final judgment, or independent counsel agreed upon by Manager and the Sub-Adviser shall have concluded in a written opinion, that such loss, expense, claim, damage or liability resulted primarily from Manager's willful misfeasance, bad faith or gross negligence or by reason of the reckless disregard by Manager of its duties. The foregoing indemnification shall be in addition to any rights that Manager may have at common law or otherwise. The Sub-Adviser's agreements in this paragraph shall, upon the same terms and conditions, extend to and inure to the benefit of each person who may be deemed to control Manager, be controlled by Manager or be under common control with Manager and its affiliates, directors, officers, employees and agents. The Sub-Adviser's agreements in this paragraph shall also extend to any of Manager's successors or the successors of the aforementioned affiliates, directors, offices, employees or agents.

                       SECTION 8.  INDEMNIFICATION BY MANAGER.

    Manager agrees to indemnify and hold harmless the Sub-Adviser against any losses, expenses, claims, damages or liabilities (or actions or proceedings in respect thereof), to which the Sub-Adviser may become subject arising out of or based on the breach or alleged breach by Manager of any provisions of this Agreement or the Management Agreement, or any wrongful action or alleged wrongful action by Manager or its affiliates in the distribution of the Fund's shares, or any wrongful action or alleged wrongful action by the Fund other than wrongful action or alleged wrongful action that was caused by the breach by the Sub-Adviser of the provisions of this Agreement; provided, however, that Manager shall not be liable under this paragraph in respect of any loss, expense, claim, damage or liability to the extent that a court having jurisdiction shall have determined by a final judgment, or independent counsel agreed upon by Manager and the Sub-Adviser shall have concluded in a written opinion, that such loss, expense, claim, damage or liability resulted primarily from the Sub-Adviser's willful misfeasance, bad faith or gross negligence or by reason of the reckless disregard by the Sub-Adviser of its duties. The foregoing indemnification shall be in addition to any rights that the Sub-Adviser may have at common law or otherwise. Manager's agreements in this paragraph shall, upon the same terms and conditions, extend to and inure to the benefit of each person who may be deemed to control the Sub-Adviser, be controlled by the Sub-Adviser or be under common control with the

Sub-Adviser and to each of the Sub-Adviser's and each such person's respective affiliates, directors, officers, employees and agents. Manager's agreements in this paragraph shall also extend to any of the Sub-Adviser's successors or the successors of the aforementioned affiliates, directors, officers, employees or agents.

                 SECTION 9.  NOTICE AND DEFENSE OF PROCEEDINGS, ETC.

    Promptly after receipt by a party indemnified under paragraph 7 or 8 above of notice of the commencement of any action, proceeding or investigation for which indemnification will be sought, such indemnified party shall promptly notify the indemnifying party in writing; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may otherwise have to any indemnified party unless such omission results in actual material prejudice to the indemnifying party. In case any action or proceeding shall be brought against any indemnified party, and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, individually or jointly with any other indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of any action or proceeding, the indemnifying party shall not be liable to the indemnified party for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation. If the indemnifying party does not elect to assume the defense of any action or proceeding the indemnifying party on a monthly basis shall reimburse the indemnified party for the legal fees and expenses incurred by the indemnified party for continuing its defense thereof. Regardless of whether or not the indemnifying party shall have assumed the defense of any action or proceeding the indemnified party shall not settle or compromise the action or proceeding without the prior written consent of the indemnifying party.

               SECTION 10.  REPRESENTATIONS AND WARRANTIES; COVENANTS.

    (a)     The Sub-Adviser hereby represents and warrants as follows:

            (i) The Sub-Adviser is registered with the SEC as an investment adviser under the Advisers Act, and such registration is current, complete and in full compliance with all material applicable provisions of the Advisers Act and the rules and regulations thereunder;

            (ii) The Sub-Adviser has all requisite authority to enter into, execute, deliver and perform the Sub-Adviser's obligations under this Agreement;

            (iii) The Sub-Adviser's performance of its obligations under this Agreement does not conflict with any law, regulation or order to which the Sub-Adviser is subject; and

            (iv) The Sub-Adviser has reviewed the Registration Statement for the Fund filed with the SEC, and with respect to the disclosure about the Sub-Adviser and the Portfolio or information relating, directly or indirectly, to the Sub-Adviser or the Portfolio which was made in reliance upon and in conformity with written information provided by the Sub-Adviser to the Fund specifically for use therein or, if written information was not provided, which the Sub-Adviser had the opportunity to review prior to filing with the SEC, such Registration Statement contains, as of its date, no untrue statement of any material fact and does not omit any statement of a material fact which was required to be stated therein or necessary to make the statements contained therein not misleading.

    (b) The Sub-Adviser hereby covenants and agrees that, so long as this Agreement shall remain in effect:

            (i) The Sub-Adviser shall maintain the Sub-Adviser's registration as an investment adviser under the Advisers Act, and such registration shall at all times remain current, complete and in full compliance with all material applicable provisions of the Advisers Act and the rules and regulations thereunder;

            (ii) The Sub-Adviser's performance of its obligations under this Agreement shall not conflict with any law, regulation or order to which the Sub-Adviser is then subject;

            (iii) The Sub-Adviser shall at all times fully comply with the Advisers Act, the 1940 Act, all applicable rules and regulations under such Acts and all other applicable law; and

            (iv) The Sub-Adviser shall promptly notify Manager and the Fund upon the occurrence of any event that might disqualify or prevent the Sub-Adviser from performing its duties under this Agreement. The Sub-Adviser further agrees to notify Manager and the Fund promptly with respect to written material that has been provided to the Fund or Manager by the Sub-Adviser for inclusion in the Registration Statement or prospectus for the Fund or any supplement or amendment thereto, or, if written material has not been provided, with respect to the information in the Registration Statement or Prospectus, or any amendment or supplement thereto, reviewed by the Sub-Adviser, in either case of any untrue statement of a material fact or of any omission of any statement of a material fact which is required to be stated therein or is necessary to make the statements contained therein not misleading.

                SECTION 11. EXCLUSIVITY OF SERVICES AND USE OF NAMES.

    The Sub-Adviser acknowledges and agrees that the names THE LEGENDS FUND and PINNACLE, and abbreviations or logos associated with those names, are the valuable property of Manager and its affiliates; that the Fund, Manager and its affiliates have the right to use such names, abbreviations and logos; and that the Sub-Adviser shall use the names THE LEGENDS FUND and PINNACLE, and associated abbreviations and logos, only in connection with the Sub-Adviser's performance of its duties hereunder.

    Manager acknowledges that "_____________" (the Sub-Adviser's name) is distinctive in connection with investment advisory and related services provided by the Sub-Adviser, the Sub-Adviser's name is a property right of the Sub-Adviser, and the Sub-Adviser's name in the name of the Portfolio are understood to be used by the Fund with the Sub-Adviser's consent. The Sub-Adviser hereby grants to the Fund a non-exclusive license to use the Sub-Adviser's name in the name of the Portfolio upon the conditions hereinafter set forth; provided that the Fund may use such name only so long as the Sub-Adviser shall be retained as the investment sub-adviser of the Portfolio pursuant to the terms of this Agreement. Any such use by the Fund shall in no way prevent the Sub-Adviser or any of its successors or assigns from using or permitting the use of the Sub-Adviser's name along with any other word or words, for, by or in connection with any other entity or business, other than the Fund or its business, whether or not the same directly competes or conflicts with the Fund or its business.

    Manager acknowledges that the Fund shall use the Sub-Adviser's name in the name of the Portfolio for the period set forth herein in a manner not inconsistent with the interests of the Sub-Adviser and that the Fund's rights in the Sub-Adviser's name are limited to their use as a component of the Portfolio's name and in connection with accurately describing the activities of the Portfolio. In the event that the Sub-Adviser shall cease to be the investment sub-adviser of the Portfolio, then the Fund at its own expense, upon the Sub- Adviser's written request:

            (i) shall cease to use the Sub-Adviser's name as part of the Portfolio's name or for any other commercial purpose (other than the right to refer to the Portfolio's former name in the Fund's Registration Statement, proxy materials and other Fund documents to the extent required under the 1940 Act);

            (ii) shall on all letterheads and other materials designed to be read or used by salespersons, distributors or investors, state in a prominent position and prominent type that the Sub-Adviser has ceased to be the investment sub-adviser of the Portfolio; and

            (iii) shall use its best efforts to cause the Fund's officers and directors to take any and all actions which may be necessary or desirable to effect the foregoing and to reconvey to the Sub-Adviser all rights which the Fund may have to such name. Manager agrees to take any and all actions as may be necessary or desirable to effect the foregoing.

    The Sub-Adviser hereby agrees and consents to the use of the Sub-Adviser's name upon the foregoing terms and conditions.

                  SECTION 12. ENTIRE AGREEMENTS; AMENDMENT, WAIVER.

    This Agreement supersedes all prior agreements between the parties and constitutes the entire Agreement by the parties. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing singed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective with respect to the Portfolio until approved as required by the 1940 Act.

                 SECTION 13. EFFECTIVENESS AND DURATION OF AGREEMENT.

    Unless sooner terminated, this Agreement shall continue in effect for two years and thereafter for successive one year periods, provided that continuation of this Agreement and the terms thereof are specifically approved annually in accordance with the requirements of the 1940 Act by a majority of the Directors of the Fund, including a majority of the Directors who are not interested persons of the Sub-Adviser, Manager or the Fund, cast in person at a meeting called for the purpose of voting on such approval.

                  SECTION 14. TERMINATION OF AGREEMENT, ASSIGNMENT.

    This Agreement may be terminated at any time, without the payment of any penalty, by the Sub-Adviser or by Manager, upon sixty (60) days' written notice from the terminating party to the other party and to the Fund, or by the Fund, upon sixty (60) days written notice to the Sub-Adviser and Manager, acting pursuant to a resolution adopted by a majority of the members of the Board of Directors who are not interested persons or by a vote of the holders of the lesser of (1) 67% of the Portfolio's voting shares present if the holders of more than 50% of the outstanding shares are present in person or by proxy, or
(2) more than 50% of the outstanding shares of the Portfolio.

    This Agreement shall automatically terminate in the event of its assignment or the termination of the Management Agreement pertaining to the Portfolio. Termination of this Agreement shall not affect rights of the parties which have accrued prior thereto. The provisions of paragraphs 6,7,8,9, and 11 shall survive the termination of this Agreement.

                               SECTION 15. DEFINITIONS.

    The terms ASSIGNMENT and INTERESTED PERSON when used in this Agreement shall have the meanings give such terms in the 1940 Act and the rules and regulations thereunder.

                 SECTION 16. CONCERNING APPLICABLE PROVISIONS OF LAW.

    This Agreement shall be subject to all applicable provisions of law, including, without limitation, the applicable provisions of the 1940 Act, and to the extent that any provisions herein contained conflict with any such applicable provisions of law, the latter shall control.

    This Agreement shall be governed by the laws of the State of New York, without reference to principles of conflicts of law.

                              SECTION 17. COUNTERPARTS.

    This Agreement may be executed in counterparts, and each counterpart shall for all purposed be deemed an original, and all such counterparts shall together constitute one and the same instrument.

    IN WITNESS WHEREOF, authorized officers of Manager and the Sub-Adviser have executed this Agreement as of the day and year first written above.


ARM CAPITAL ADVISORS, INC.
                                       ----------------------------------------


By:                                    By:
   --------------------------------       -------------------------------------


Attest:                                Attest:
       ----------------------------           ---------------------------------

INDICATE YOUR VOTE BY FILLING IN THE APPROPRIATE BOXES IN THIS MANNER / / USING
                           BLUE OR BLACK INK OR DARK PENCIL
--------------------------------------------------------------------------------
THIS VOTING INSTRUCTION, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE CONTRACT HOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS. PLEASE REFER TO THE PROXY STATEMENT FOR A DISCUSSION OF THE PROPOSALS.


                                              FOR     AGAINST        ABSTAIN
1.  To approve the proposed sub-advisory      / /       / /            / /
    agreements between Arm Capital Advisors,
    Inc. and each of Zurich Kemper Value
    Advisors, Inc. (formerly, Dreman Value
    Advisors, Inc.) and Scudder Kemper
    Investments, Inc.

2.  To transact such other matters properly   / /       / /            / /
    come before the meeting or any
    adjournment thereof.

PLEASE MARK YOUR VOTING INSTRUCTIONS CARD, DATE AND SIGN IT WHERE INDICATED, AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. VOTING INSTRUCTIONS MUST BE RECEIVED BY DECEMBER 29, 1997 TO BE VOTED FOR THE MEETING TO BE HELD ON DECEMBER 30, 1997.

INTEGRITY LIFE INSURANCE COMPANY

THESE VOTING INSTRUCTIONS ARE SOLICITED BY INTEGRITY LIFE INSURANCE COMPANY IN CONNECTION WITH A SOLICITATION OF PROXIES BY THE DIRECTORS OF THE LEGENDS FUND, INC. A VOTING INSTRUCTIONS CARD IS PROVIDED IF YOUR CONTRACT VALUES WERE INVESTED IN THE ZURICH KEMPER VALUE PORTFOLIO AS OF DECEMBER 1, 1997.

The undersigned hereby instructs Integrity Life Insurance Company to vote the shares of The Legends Fund, Inc. (the "Fund") attributable to his or her variable annuity contract at the Special Meeting of Shareholders to be held at the Fund's offices, 515 West Market Street, Louisville, Kentucky 40202 at 3:30 p.m., Eastern Standard Time, December 30, 1997, and any adjournments thereof, as indicated on the reverse side.

                                                      Dated:

                               PLEASE SIGN IN BOX BELOW

If a contract is held jointly, each contract owner should sign. If only one signs, his or her signature will be binding. If the contract owner is a corporation, the President or a Vice President should sign in his or her own name, indicating title. If the contract owner is a partnership, a partner should sign in his or her own name, indicating that he or she is a partner.

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                                         Signature(s) Title(s), if applicable

PLEASE MARK YOUR VOTING INSTRUCTIONS CARD, DATE AND SIGN IT WHERE INDICATED, AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. VOTING INSTRUCTIONS MUST BE RECEIVED BY DECEMBER 29, 1997 TO BE VOTED FOR THE MEETING TO BE HELD ON DECEMBER 30, 1997.

NATIONAL INTEGRITY LIFE INSURANCE COMPANY

THESE VOTING INSTRUCTIONS ARE SOLICITED BY NATIONAL INTEGRITY LIFE INSURANCE COMPANY IN CONNECTION WITH A SOLICITATION OF PROXIES BY THE DIRECTORS OF THE LEGENDS FUND, INC. A VOTING INSTRUCTIONS CARD IS PROVIDED IF YOUR CONTRACT VALUES WERE INVESTED IN THE ZURICH KEMPER VALUE PORTFOLIO AS OF DECEMBER 1, 1997.

The undersigned hereby instructs National Integrity Life Insurance Company to vote the shares of The Legends Fund, Inc. (the "Fund") attributable to his or her variable annuity contract at the Special Meeting of Shareholders to be held at the Fund's offices, 515 West Market Street, Louisville, Kentucky 40202 at 3:30 p.m., Eastern Standard Time, December 30, 1997, and any adjournments thereof, as indicated on the reverse side.

                                                      Dated:

                               PLEASE SIGN IN BOX BELOW

If a contract is held jointly, each contract owner should sign. If only one signs, his or her signature will be binding. If the contract owner is a corporation, the President or a Vice President should sign in his or her own name, indicating title. If the contract owner is a partnership, a partner should sign in his or her own name, indicating that he or she is a partner.

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                                         Signature(s) Title(s), if applicable